                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 19, 2005
                                                         -----------------

                                  Langer, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                     1-12991                 11-2239561
           --------                     -------                 ----------
 (State or other jurisdiction   (Commission File Number)      (IRS Employer
       of incorporation)                                  Identification Number)

       450 Commack Road, Deer Park, New York                   11729-4510
       -------------------------------------                   ----------
     (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code: 631-667-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 19, 2005, Langer, Inc. (the "Company") entered into a lease
(as tenant) with 41 Madison, L.P. (the "Landlord") of approximately 13,500 square feet comprising the 28th floor of 41 Madison Avenue, New York, New York
10010, for use as sales, marketing and executive offices. The lease will run for
10 years, 8 months, commencing upon the completion of the build-out of the space at the Landlord's expense (up to $607,000, with the Company responsible for the excess build-out cost, if any). The Company has a one-time right to renew the lease for a term of 5 years at a base rent equal to the fair market value of the space at the time of renewal. The Company also has a one-time right to terminate the lease as of the end of the 88th month, upon 12 months' prior notice to the
Landlord. Base rent for the first 4 months will be an aggregate of approximately
$13,500, will be approximately $46,100 per month for the next 4 years and 8 months, and will be approximately $49,500 per month for the final 5 years and 8 months. The Company is also liable for payments in lieu of operating expenses of approximately $10,300 in the lease year beginning in the 17th month of the lease, increasing every lease year thereafter by approximately $11,600 to approximately $103,300 in the last full lease year, which begins in the 113th month of the lease. The Company is responsible for its proportionate share of increases in real estate taxes over the base tax year ending June 30, 2006.

         The space will replace the 4,600 square-foot office at 366 Madison
Avenue, New York, New York, which is leased by the Company's wholly owned subsidiary, Silipos, Inc., for a term expiring December 31, 2007.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits:

             10.1  Lease dated December 19, 2005, between the Company (as tenant) and 41 Madison, L.P., of office space at 41 Madison
                   Avenue, New York, N.Y.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        LANGER, INC.

Date:  December 20, 2005                By: /s/ Joseph P. Ciavarella
                                            ------------------------
                                            Joseph P. Ciavarella, Vice President
                                            and Chief Financial Officer